SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C.  20549
                     __________________________________

                                  FORM 8-A

                     __________________________________

               FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                    PURSUANT TO SECTION 12(b) OR (g) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


                           OSWEGO COUNTY BANCORP, INC.
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   (Exact name of registrant as specified in its articles of incorporation)


Delaware                                                  16-1567491
----------------------------                 --------------------------------
(State of incorporation or                   (IRS Employer Identification No.)
organization)


44 East Bridge Street
Oswego, New York                                           13126
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(Address of principal executive                          (Zip Code)
offices)


If this form relates to                        If this form relates to
the registration of a class of                 the registration of a class of
securities pursuant to                         securities pursuant to
Section 12(b) of the                           Section 12(g) of the
Exchange Act and is                            Exchange Act and is
effective pursuant to                          effective pursuant to
General Instruction A.(c),                     General Instruction A.(d),
please check the following                     please check the following
box.                                           box.  X

Securities Act registration statement file number to which this form relates:
                               333-69959
                               ---------
                            (If applicable)

        Securities to be registered pursuant to Section 12(b) of the Act:

                                  None

        Securities to be registered pursuant to Section 12(g) of the Act:

                   Common Stock, par value $.01 per share
                   --------------------------------------
                             (Title of class)

Item 1.   Description of Registrant's Securities to be Registered

               See "Description of Capital Stock of Oswego County Bancorp" in the Prospectus included in Oswego County Bancorp, Inc.'s Registration Statement on Form SB-2 (File No. 333-69959) which is hereby incorporated by reference.

Item 2.   Exhibits

     3.1.2*    Certificate of Incorporation of Registrant

     3.2.1*    Bylaws of the Registrant

       4.1*    Form of Common Stock certificate of Registrant

      *Previously filed with the Securities and Exchange Commission as exhibits to Oswego County Bancorp, Inc.'s Registration Statement on Form SB-2 (File No. 333-69959). Such exhibits are incorporated herein by reference.
                                 SIGNATURE


    Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

                                         OSWEGO COUNTY BANCORP, INC.



Date: June 22, 1999                      By: /s/ Gregory J. Kreis
                                             ---------------------
                                             Gregory J. Kreis, President and
                                              Chief Executive Officer